B. Riley Diversified Equity Fund

SUMMARY PROSPECTUS
August 1, 2014

INVESTOR CLASS Shares (Ticker: BRDRX)
INSTITUTIONAL CLASS Shares (Ticker: BRDZX)
CLASS A Shares (Ticker: BRDAX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.theworldfundstrust.com. You may also obtain this information at no cost by calling 1-800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated August 1, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The B. Riley Diversified Equity Fund (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $1 million in the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Distribution Arrangements” at page 34 of the Prospectus and the section titled “Additional Information about Purchases and Sales” at page 21 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares	Class A Shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	5.75%(1)

Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None	None

Redemption Fee	None	None	None

Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.25%	1.25%	1.25%
Distribution (12b-1) and Service Fees	.25%	None	0.25%
Other Expenses(2)	0.35%	0.35%	0.35%

Total Annual Fund Operating Expenses	1.85%	1.60%	1.85%
Fee Waiver and/or Expense Reimbursement(3)	(0.35%)	(0.35%)	(0.35%)
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)(3)	1.50%	1.25%	1.50%

(1)	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase.

(2)	Based on estimated amounts for the current fiscal year.

(3)
B. Riley Asset Management, LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.25% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by the Adviser or the Trust at any time after May 1, 2016. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the expense reimbursement is made within three years after the year in which the Adviser incurred the expense.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years
Investor Class Shares	$153	$548
Institutional Class Shares	$127	$471
Class A Shares	$719	$1,091

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of U.S. companies within a range of the market capitalizations of the issuers selected by the B. Riley & Co. Research Group (the “Research Group”) as “Buy” rated common stocks in its coverage universe.

The list of these “Buy” rated securities is referred to as the B. Riley Diversified Equity Composite (the “Composite”). The Research Group is a division of B. Riley & Co., LLC. The Fund’s investment adviser (the “Adviser”) is B. Riley Asset Management, LLC, an affiliate of B. Riley & Co., LLC. The Fund will generally invest in securities on an equal weight basis (as explained below), typically ranging in market capitalization from $20 million to $500 billion of issuers listed on the Composite.

Decisions on the addition or elimination of certain securities or sectors from the Fund’s portfolio will be made after any changes made to the Composite are made publicly available. The Fund will typically hold an approximately equally weight representation of all stocks contained within the Composite. The Adviser will rebalance the Fund’s portfolio holdings when there is a relevant rating change made by the Research Group or when the Adviser deems it appropriate. The rebalancing will typically take place on the first trading day following a relevant change or other determination to rebalance. Relevant changes include an upgrade by the Research Group to “Buy” from “Neutral” or “Sell”; a downgrade from “Buy” to “Neutral” or “Sell”; or an initiation of a “Buy” rating.

While the Adviser attempts to closely track the performance of the Composite, there will be variations as compared to the Composite due to the Adviser’s discretion to over or under-weight securities, to make other independent determinations about portfolio holdings as well as the fact that the Fund will incur expenses that are not incurred by the securities comprising the Composite. At times, the Composite may be comprised of companies that reflect a focus in a particular sector or sectors. As the group of companies that are analyzed by the Research Group changes over time, which changes may be attributable to factors such as the markets, economies or even the personnel composition of the Research Group, the sectors in which the Research Group incidentally focuses may also change – in turn, the focus, as reflected in the Fund’s portfolio holdings, on any particular sector also may change.

The Adviser will impose a 3% securities position limit on each holding in the portfolio and may, at times, not equal weight the Fund’s portfolio due to liquidity constraints of individual securities or the Adviser’s determination to over or under-weight a particular security due to market factors or other determinations made by the Adviser from time to time. The Fund may also invest in the securities of other investment companies, including exchange-traded funds (“ETFs”). The Fund may invest in ETFs if there is capital available due to position or liquidity limits. The Fund may also invest in foreign securities.

It is anticipated that the Fund will normally hold approximately 80 – 120 positions.

Principal Risks

Risks of Investing in Common Stocks.   Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Risks of Investment Selection and Asset Allocation.   The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. Additionally, the Fund is subject to the risk that the Adviser may allocate the Fund’s assets to sectors or securities selected by the Research Group as “Buy” securities that do not perform as well as other sectors or securities.

Sector Risk.   Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific, market, or economic developments. The Fund may be overweight in certain sector or sectors at various times.

Rebalancing Risk.   Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to underperform other funds with similar investment objectives.

Risks of Small Capitalization Companies.   The Fund may invest in the securities of small or micro capitalization companies, which may subject the Fund to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small or micro capitalization companies may have limited product lines and markets, more volatile market prices, less capital, a shorter history of operations, less experienced management, and may experience higher failure rates than do larger companies.

Foreign Risk.   To the extent the Fund invests in foreign companies, including ADRs, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers, including adverse political, social and economic developments and differing auditing and legal standards.

Risks of Investing in Investment Companies and ETFs.   To the extent the Fund invests in other investment companies, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the investment companies in which it invests. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. Investment in an ETF carries specific risk and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline.

New Fund Risk.   The Fund was recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences.

New Adviser Risk.   The Adviser to the Fund has not previously managed a mutual fund. This lack of experience may raise the risk associated with an investment in the Fund.

PERFORMANCE HISTORY

The Fund is new, and therefore, has no performance history. Investors should be aware that past performance is not necessarily an indication of how the Fund will perform in the future.

Investment Adviser

B. Riley Asset Management, LLC is the investment adviser to the Fund.

Portfolio Manager

Charles P. Hastings has managed the Fund since its inception in February 2014.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (B. Riley Diversified Equity Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by telephone at 1-800-673-0550. Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into the Fund is $5,000 for Investor Class Shares, $100,000 for Institutional Class Shares, and $3,000 for Class A Shares. Subsequent investments must be in amounts of $2,500, $10,000 and $100 or more, respectively, for Investor Class Shares, Institutional Class Shares and Class A Shares.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.